

CIRCOR

Energy
Aerospace & Defense
Industrial

Third Quarter 2019
Investor Review

Presented November 6, 2019
(Updated November 13, 2019)

Safe Harbor

CIRCOR

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's third-quarter 2019 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs and any actions of stockholders or other in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. ***BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM.*** *We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.*

See page 13 for information on the use of non-GAAP financial measures.

Q3 Results

CIRCOR

($ millions, except EPS)

	Q3 2019				Q3 2018		
	GAAP	Adjusted*	Adj Ex Div*	Adjusted + Distributed Valves*	GAAP	Adjusted*	Adj Ex Div*
Orders	223	223	218	227	284	284	257
Sales	**237**	**237**	**234**	**251**	**247**	**247**	**224**
Gross Margin	74	79	79	77	80	86	78
SG&A	60	53	53	55	69	61	57
Special & Restructuring charges (recoveries), net	24	-	-	-	3	-	-
Operating Income	**(9)**	**26**	**26**	**22**	**9**	**25**	**21**
Interest Expense	12	12		12	14	14	
Other (income) expense	(1)	(1)		(1)	(2)	(2)	
Pre-tax	(20)	15		11	(4)	12	
Tax (provision) benefit	(8)	(2)		(2)	0	(2)	
Net (Loss) Income from continuing operations	**(28)**	**13**		**10**	**(4)**	**11**	
Net (loss) from discontinued operations	**(85)**	**-**			**(3)**	**-**	
Net Income	**(112)**	**13**		**10**	**(7)**	**11**	
EPS - Continuing Operations	**$ (1.39)**	**$ 0.63**		**$ 0.48**	**$ (0.20)**	**$ 0.53**	
EPS - Net Income	**$ (5.64)**	**$ 0.63**			**$ (0.34)**	**$ 0.53**	

* **Adjusted:** Reflects non-GAAP measures, see CIRCOR Q3 2019 earnings press release for definitions and a reconciliation to GAAP.
* **Adj Ex Div:** Adjusted P&L items excluding the impact of businesses divested prior to the end of Q3 2019 which are Reliability Services, Delden and Spence/ Nicholson.
* **Adjusted + Distributed Valves:** Reflects the Adjusted income statement as though Distributed Valves were not accounted for as discontinued operations. Provided for comparability to the Company's previously provided Q3 2019 guidance.
EPS: (Loss) Per Share or Diluted Earnings Per Share

Numbers may not add due to rounding.

Q3 2019 Highlights

CIRCOR

($ millions)

Orders


284
223
257
-5
-2%
-34
-13%
218
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Revenue


247
237
223
-5
-2%
16
7%
234
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Operating Income


25
10.1%
26
10.8%
21
9.4%
-1
-5%
6
28%
26
10.9%
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

* Divestitures include businesses sold prior to the end of Q3 2019 which are Reliability Services, Delden and Spence/ Nicholson. 2019 Q3 and 2018 Q3 exclude discontinued operations (Engineered Valves and Distributed Valves).

Numbers may not add due to rounding.

Industrial Segment Highlights

($ millions)

Orders



115
106
108
-3
-3%
-4
-3%
101
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Revenue



119
114
112
-4
-3%
3
2%
111
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Operating Income



15 12.3%
14 12.3%
13 12.0%
-1
-4%
1
8%
14 12.6%
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Comments on YOY Results

Q3 2019 Orders

- Down primarily due to softness in large projects
- OEM weakness in Europe offset by modest growth in N. America and Asia
- Strong global growth in aftermarket

Q3 2019 Revenues

- Up mainly as a result of strong backlog and order execution
- Growth in Aftermarket, Commercial Marine and Cryogenic valves

Q3 2019 Segment Operating Income & Margin

- Margin expansion due to ongoing price increases, integration synergies, and productivity improvements

* Divested figures include businesses sold prior to the end of Q3 2019 which are Delden, Spence and Nichoson .

Numbers may not add due to rounding.

Aerospace & Defense Segment Highlights

($ millions)

Orders


82
-1
-1%
-17
-20%
64
Q3 2018 Reported
FX
Organic
Q3 2019 Reported

Revenue


58
-1
-2%
11
19%
68
Q3 2018 Reported
FX
Organic
Q3 2019 Reported

Operating Income


9
15.1%
0
-2%
5
58%
14
20.1%
Q3 2018 Reported
FX
Organic
Q3 2019 Reported

Comments on YOY Results

Q3 2019 Orders

- Down due to timing of large orders in 2018
- YTD orders up 22% with book to bill ratio of over 1.25

Q3 2019 Revenues

- Growth across all Commercial Aerospace and Defense businesses, most notably JSF

Q3 2019 Segment Operating Income & Margin

- Significant margin expansion driven by higher revenue, low cost manufacturing growth, and pricing initiatives

Numbers may not add due to rounding.

Energy Segment Highlights

CIRCOR

($ millions)

Orders


87
53
68
0
-1%
-14
-21%
53
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Revenue


71
56
54
-1
-1%
2
4%
56
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Operating Income


10
13.8%
5
9.5%
7
12.6%
0
-3%
-1
-19%
5
9.5%
Q3 2018 Reported
Q3 2019 Reported
Q3 2018 Continuing Ops ex Divestitures
FX
Organic
Q3 2019 Continuing Ops ex Divestitures

Comments on YOY Results

Q3 2019 Orders

- Down mainly due to a difficult compare in Refinery Valves vs. prior year
- Order pipeline of Refinery Valves remains strong albeit lumpy

Q3 2019 Revenues

- Up primarily driven by growth in downstream Refinery Valves

Q3 2019 Segment Operating Income & Margin

- Margin decline mainly associated with one time project expenses in Refinery Valves business

* Divested figures include businesses sold prior to the end of Q3 2019 which is Reliability Services.
2019 Q3 and 2018 Q3 exclude discontinued operations (Engineered Valves and Distributed Valves).

Numbers may not add due to rounding.

Q3 P&L Selected Items

CIRCOR

($ millions, except EPS)

	Q3 2019			Q3 2018		
	GAAP	Special	Adjusted*	GAAP	Special	Adjusted*
Orders	223	-	223	284	-	284
Sales	**237**	-	**237**	**247**	-	**247**
Operating Income	**(9)**	**35**	**26**	**9**	**16**	**25**
Interest Expense	12	-	12	14	-	14
Other (income) expense	(1)	-	(1)	(2)	-	(2)
Pre-tax	(20)	35	15	(4)	16	12
Tax (provision) benefit	(8)	6	(2)	0	(2)	(2)
Net (Loss) Income from continuing operations	**(28)**	**40**	**13**	**(4)**	**15**	**11**
Net (loss) from discontinued operations	**(85)**	**85**	**-**	**(3)**	**3**	**-**
Net Income	**(112)**	**125**	**13**	**(7)**	**17**	**11**
EPS - Continuing Operations	**$ (1.39)**		**$ 0.63**	**$ (0.20)**		**$ 0.53**
EPS - Net Income	**$ (5.64)**		**$ 0.63**	**$ (0.34)**		**$ 0.53**

Restructuring & Special Charges (excluded from AOI)

	Q3 2019	Q3 2018
Special Charges in Cost of Goods Sold		
Acquisition-related depreciation & amortization	5	6
Other costs good sold	(1)	-
- subtotal	4	6
Special Charges in SG&A and Special		
Acquisition-related depreciation & amortization	7	8
Industrial business restructuring actions	5	-
Energy & Corporate restructuring actions	2	-
Professional fees related to unsolicited offer	4	-
Other special & restructuring actions	2	3
Loss on sale of business	11	-
- subtotal	31	11
Total	35	16

* **Adjusted:** Reflects non-GAAP measures, see CIRCOR Q3 2019 earnings press release for definitions and a reconciliation to GAAP.
EPS: (Loss) Per Share or Diluted Earnings Per Share

Numbers may not add due to rounding.

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q3 2019	Q3 2018
Cash Flow from Operations	**9**	**24**
Capital Expenditures, net	1	(5)
Free Cash Flow	**10**	**19**

	29-Sep-19	31-Dec-18
Total Debt	**659**	**807**
Cash and Cash Equivalents	69	69
Net Debt	**590**	**739**

148 debt paydown
in YTD Q3 2019

Note: Total debt is comprised of current and long-term debt, net of approximately $18 and $21 of unamortized debt issuance costs at Q3 2019 and Q4 2018, respectively.

End Market Overview

Segment	Trends	Outlook
 Industrial	▪ Muted growth in global capital projects driving lower demand for machinery ▪ Strength in Asia, modest growth in N. America, weakness in Europe ▪ Energy efficiency initiatives driving equipment growth ▪ Strength in aftermarket globally	
 Commercial Marine	▪ Shipbuilding demand for merchant marine remains flat ▪ Off-shore vessels build rate very low ▪ IMO 2020 Low Sulfur regulation increasing demand for scrubber pumps ▪ Expanded global fleet aging, increasing aftermarket demand	
 Oil & Gas	▪ N. American up/midstream weakness due to operator efficiency and focus on cash ▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas	
 Aerospace	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	
 Defense	▪ Global increases in defense spending ▪ Key programs to receive increased funding / ramping up – Submarines / aircraft carriers – Joint Strike Fighter – Missiles	

Q4 2019 Guidance as of November 6, 2019

CIRCOR

(millions, except per share amounts)

	Q4 2019	
	Low	High
Net Revenue	$ 235	$ 248
Expected Adjusted Earnings Per Share	$ 0.76	$ 0.88
Expected Special / Restructuring Charges per share:		
- Special & Restructuring Charges	$ (0.24)	$ (0.20)
- Special Charges - M&A amortization related	$ (0.49)	$ (0.49)

Use of Non-GAAP Financial Measures

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding Engineered Valves). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*
- *Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss orders and revenue changes on an "organic" basis. Organic change is calculated assuming the divestures completed prior to September 29, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in Exhibit 99.1 to this Form 8-K/A and on the Company's website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's third-quarter 2019 news release available on its website at www.CIRCOR.com.